FIFTH LOAN MODIFICATION AGREEMENT
This Fifth Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 29, 2015, effective as of December 21, 2015, by and between (i) SILICON VALLEY BANK, a California corporation with a loan production office located at One Tower Bridge, 100 Front Street, Suite 1340, West Conshohocken, Pennsylvania 19428 (“Bank”), (ii) SAFEGUARD SCIENTIFICS, INC., a Pennsylvania corporation (“SFE”), with offices located at 170 North Radnor-Chester Road, Suite 200, Radnor, Pennsylvania 19087, SAFEGUARD DELAWARE, INC., a Delaware corporation (“SDI”), SAFEGUARD SCIENTIFICS (DELAWARE), INC., a Delaware corporation (“SSI”), and SAFEGUARD DELAWARE II, INC., a Delaware corporation (“SDII”, and together with SFE, SDI, and SSI, individually and collectively, jointly and severally, the “Borrower”), each with offices located at 1105 N. Market St., Suite 1300, Wilmington, DE 19801.
1.DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of May 27, 2009, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of May 27, 2009, between Borrower and Bank, as amended by a certain Joinder and First Loan Modification Agreement, dated as of December 31, 2010, and as further amended by a certain Second Loan Modification Agreement, dated as of April 29, 2011, as further amended by a certain Third Loan Modification Agreement, dated as of December 21, 2012, and as further amended by a certain Fourth Loan Modification Agreement, dated as of December 22, 2014 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.
2.    DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.
3.     DESCRIPTION OF CHANGE IN TERMS.

A.	Modification to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing as Section 2.4(d) thereof:
“(d)    [Reserved]; and”
and inserting in lieu thereof the following:
“(d)    Unused Revolving Line Facility Fee. A fee (the “Unused Revolving Line Facility Fee”), which fee shall be paid quarterly, in arrears, on the last day of each fiscal quarter, in an amount equal to one-fifth of one percent (0.20%) per annum of the average unused portion of the Revolving Line for such fiscal quarter, as determined by Bank. The unused portion of the Revolving Line, for purposes of this calculation, shall be calculated on a calendar year basis and shall equal the difference between (i) the Revolving Line, and (ii) the average for the period of the daily closing balance of the Revolving Line outstanding; and”

2	The Loan Agreement shall be amended by deleting the following text appearing in Section 10 thereof:

“If to Borrower:        Safeguard Delaware, Inc.
Safeguard Scientifics (Delaware), Inc.
1105 N. Market Street, Suite 1300
Wilmington, Delaware 19801
Attn: General Counsel
Fax: (302) 427-4607
Email: bsisko@safeguard.com

with a copy to (which shall not constitute “Notice” hereunder):

Safeguard Scientifics, Inc.
435 Devon Park Drive, Building 800
Wayne, Pennsylvania 19087
Attn: General Counsel
Fax: (610) 293-0601
Email: bsisko@safeguard.com”

and inserting in lieu thereof the following:

“If to Borrower:        Safeguard Delaware, Inc.
Safeguard Scientifics (Delaware), Inc.
Safeguard Delaware II, Inc.
1105 N. Market Street, Suite 1300
Wilmington, Delaware 19801
Attn: Chief Operating Officer
Fax: (302) 427-4607
Email: bsisko@safeguard.com

with a copy to (which shall not constitute “Notice” hereunder):

Safeguard Scientifics, Inc.
170 North Radnor-Chester Road, Suite 200
Radnor, Pennsylvania 19087
Attn: Chief Operating Officer
Fax: (610) 293-0601
Email: bsisko@safeguard.com”

3	The Loan Agreement shall be amended by inserting the following new definitions, each in their appropriate alphabetical order, in Section 13.1 thereof:
“Fifth Loan Modification Effective Date” is December 21, 2015.
“Unused Revolving Line Facility Fee” is defined in Section 2.4(d).

4	The Loan Agreement shall be amended by deleting the following definitions from Section 13.1 thereof:
“Revolving Line Maturity Date” is December 21, 2015.
and inserting in lieu thereof the following:
“Revolving Line Maturity Date” is December 19, 2016.

4.    CONDITIONS PRECEDENT. As a condition precedent to the effectiveness of this Loan Modification Agreement and the Bank’s obligation to make further Advances under the Revolving Line, the Bank shall have received the following documents prior to or concurrently with this Agreement executed by each Borrower, each in form and substance satisfactory to the Bank:

A.
Bank shall have received copies, certified by a duly authorized officer of each Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of each Borrower as in effect on the date hereof, (ii) the resolutions of each Borrower authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and each Borrower’s performance of all of the transactions contemplated hereby, and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of each Borrower;

B.
a good standing certificate of each Borrower, certified by the Secretary of State of the state of incorporation of each respective Borrower, together with a certificate of foreign qualification from the Secretary of State (or comparable governmental entity) of each state in which each Borrower is qualified to transact business as a foreign entity, if any, in each case dated as of a recent date prior to the date hereof;

C.
certified copies, dated as of a recent date, of financing statement and other lien searches of each Borrower, as Bank may request and which shall be obtained by Bank, accompanied by written evidence (including any UCC termination statements) that the Liens revealed in any such searched either (i) will be terminated prior to or in connection with the Loan Modification Effective Date, or (ii) in the sole discretion of Bank, will constitute Permitted Liens;

D.	updated certificates of insurance; and

E.	such other documents as Bank may reasonably request.
5.    FEES. Borrower shall pay to Bank an extension and modification fee equal to Twenty-Five Thousand Dollars ($25,000), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.
6.    AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.
7.    CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.
8.    RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.
9.    NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.
10.    CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan

Documents. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.
11.    RIGHT OF SET-OFF. In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.
12.    JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.
13.    COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.
[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed as of the date first written above.

BORROWER:
SAFEGUARD SCIENTIFICS, INC.
By: /s/ Jeffrey B. McGroarty
Name:    Jeffrey B. McGroarty
Title:    Senior Vice President and Chief Financial Officer
SAFEGUARD DELAWARE, INC.
By: /s/ Jeffrey B. McGroarty
Name:    Jeffrey B. McGroarty
Title:    Vice President
SAFEGUARD SCIENTIFICS (DELAWARE), INC.
By: /s/ Jeffrey B. McGroarty
Name:    Jeffrey B. McGroarty
Title:    Vice President
SAFEGUARD DELAWARE II, INC.
By: /s/ Jeffrey B. McGroarty
Name:    Jeffrey B. McGroarty
Title:    Vice President
BANK:
SILICON VALLEY BANK
By: /s/ Thomas F. Gordon
Name:    Thomas F. Gordon
Title:    Managing Director